CHANGE IN CONTROL AGREEMENT

     THIS CHANGE IN CONTROL AGREEMENT (the "Agreement"), made as of
                  1996, by and between NEW MILFORD SAVINGS BANK, a banking corporation organized and existing by virtue of the laws of the State of Connecticut (the "Bank"), and Diane Farrell (the "Executive").

     WHEREAS, the Executive is currently rendering services to the Bank;

     WHEREAS, the Bank considers the performance and dedication of its management team to be significant for its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Bank;

     WHEREAS, the banking industry is a dynamic one with independent public institutions subject to unexpected changes in ownership;

     WHEREAS, the performance by the Executive of services to the Bank may be negatively affected by her uncertainty over the possibility of a change in ownership of the Bank and possible affect thereof on her employment with the Bank; and

     WHEREAS, the Bank wishes to mitigate the fears of the Executive regarding a potential Bank ownership change, so as to avoid any negative effect on her performance of services to the Bank, and in that interest the Bank desires to afford certain protection to the Executive in the event of dismissal or substantial change in duties or compensation upon the occurrence of certain events as specified herein.

     NOW, THEREFORE, to further the above recited corporate objective, and for other good and valuable consideration, the receipt and adequacy of which each party hereby acknowledges, the Bank and the Executive agree as follows:

1. (a) If, at any time while the Executive is a full-time officer of the Bank, there is a "Change of Control" (as hereinafter defined) of the Bank or NewMil Bancorp, Inc., the Bank's sole shareholder (the "Corporation"), the Executive shall be entitled to receive a severance payment (the "Severance Amount") in consideration of services previously rendered to the Bank. The Severance Amount shall be made as a lump sum cash payment and shall be equal to the greater of the following: (A) the Executive's compensation from the Bank (the "Compensation") for services rendered for the last full calendar year immediately preceding the Change of Control, or (B) the Executive's average annual Compensation with respect to the three (3) most recent calendar years (or if the Executive has been employed by the Bank for less than three (3) years, for so many full calendar years employed by the Bank) ending before the date on which the Change of Control occurs. Compensation as described above shall include the amount of base salary and bonus, if any, paid to the Executive for services rendered for the time period in question, including any and all of said amounts as may have been deferred by the Executive under Bank deferral plans, if any, and shall include long-term compensation which, by its terms, is accelerated upon a Change of Control or, if not, shall by this Agreement be so accelerated and determined as the present value (determined at the discount rate provided in Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended, or its successor provision) of any cash or non-cash long-term incentive compensation (whether in the form of performance units or otherwise) previously awarded to the Executive but not yet paid, measured at the time of award with the assumption that the award would be 100% earned over the performance period.
     Notwithstanding the provisions hereof, in no event shall the Severance Amount (taken together with all other payments, rights, options and benefits payable to the Executive under this or any other agreement or arrangement which is payable contingent upon a change in the ownership or effective control of the Bank or the Corporation, as contemplated by Section 280G) exceed one dollar ($1.00) less than an aggregate amount which would cause all or any portion of the Severance Amount to be deemed an "excess parachute payment" under Section 280G.

     (b) Payment under this Section 1 shall be paid in full within ninety (90) days following the date of the Change of Control and shall not be reduced by any compensation which the Executive may receive from the Bank or from other employment with another employer should Executive's employment with the Bank terminate.

     (c)  "Change of Control" shall mean:

          (1) a merger, acquisition, consolidation, sale of assets or other reorganization to which the Bank or the Corporation is a party, as a consequence of which members of the Bank's or the Corporation's Board of Directors in office immediately prior to such transaction constitute less than a majority of the Board of Directors of the reorganized or successor institution immediately thereafter;

          (2) a proxy contest to which the Corporation is a party, as a consequence of which members of the Corporation's Board of Directors in office immediately prior to such event constitute less than a majority of the Board of Directors thereafter; or

          (3) an event or events occurring after the date hereof as a result of which any Person (as hereinafter defined) is or becomes the Beneficial Owner (as hereinafter defined), directly or indirectly, of 50% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Corporation's Board of Directors in office immediately prior to such Person attaining such percentage interest.

          A "Change of Control" shall be deemed not to have occurred if such event is mandated or directed by a regulatory body having jurisdiction over the Bank's or Corporation's operations.

          "Person" shall have the meaning of such term as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act"). "Beneficial Owner" shall have the definition of such term as defined in Rule 13d-3 under the Act. The filing of a Form 13D or 13G by a Person shall not in and of itself be deemed a Change of Control.

     (d) If, after a Change of Control of the Corporation or the Bank, the Executive incurs any fees and expenses of counsel to enforce this Agreement, the Bank agrees to pay such fees and expenses to the Executive. The Executive's choice of counsel and her decision to retain counsel shall be in her discretion, provided any such fees and expenses must be reasonable.

     (e) Notwithstanding any other provision of this Agreement or of any other agreement, understanding or compensation plan, the Bank shall not be obligated to pay any amounts the payment of which violate restrictions imposed, or which may in the future be imposed, on such payments by the Bank pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, or any regulations or orders which are or may be promulgated thereunder; nor shall any payments be made which would constitute an "unsafe or unsound banking practice" pursuant to 12 U.S.C. Section 1818(b).

     (f) It is expressly understood and agreed that payment of the Severance Amount may not include amounts which are deemed to be "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. The calculation of the maximum Severance Amount shall be performed by the Bank's independent auditing firm at the time of Change of Control, or such other qualified party in the Bank's discretion; provided that , if the maximum Severance Amount so determined is later challenged successfully by Executive, by court decision or negotiation with the Bank, the Bank shall be additionally liable for all costs and expenses incurred by Executive in that challenge, including reasonable attorney fees.

     (g) This Agreement shall survive and continue for as long as the Executive is a full-time officer of the Bank or the Corporation.

     (h) This Agreement does not constitute an agreement for the employment of the Executive and shall not give the Executive any right to be retained in the service or employ of the Bank. The Bank retains the right to discharge the Executive at any time at will, with or without cause, as if this Agreement had never been entered into; provided, however, that upon any such termination and discharge following a Change in Control, the Executive shall be entitled to the benefits of this Agreement, if any, payable or to be provided in connection with such termination.

2. This Agreement contains the entire agreement between the parties with respect to the subject matter herein, and there are no other representations, warranties, conditions or agreements relating to the subject matter of this Agreement.

3. This Agreement may not be changed orally but only by an agreement in writing duly executed on behalf of the party against which enforcement of any waiver, change, modification, consent or discharge is sought.

4. This Agreement shall be binding upon and inure to the benefit of the Bank and the Executive and their respective successors, assigns, heirs and legal representatives. Without otherwise limiting the foregoing, "Bank" as used herein shall refer to any successor institution whether by merger, consolidation, acquisition or otherwise.

5. Each of the parties agrees to execute all further instruments and documents and to take all further action as the other party may reasonably request in order to effectuate the terms and purposes of this Agreement.

6. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

7. This Agreement shall be construed pursuant to and in accordance with the laws of the State of Connecticut.

8. If any term or provision of this Agreement is held or deemed to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                         NEW MILFORD SAVINGS BANK


                         By ________________________
                            Anthony J. Nania
                            Chairman


                         EXECUTIVE

                         ____________________________
                         Diane Farrell



                      CHANGE IN CONTROL AGREEMENT


     THIS CHANGE IN CONTROL AGREEMENT (the "Agreement"), made as of
                  1996, by and between NEW MILFORD SAVINGS BANK, a banking corporation organized and existing by virtue of the laws of the State of Connecticut (the "Bank"), and Thomas W. Grant (the "Executive").

     WHEREAS, the Executive is currently rendering services to the Bank;

     WHEREAS, the Bank considers the performance and dedication of its management team to be significant for its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Bank;

     WHEREAS, the banking industry is a dynamic one with independent public institutions subject to unexpected changes in ownership;

     WHEREAS, the performance by the Executive of services to the Bank may be negatively affected by his uncertainty over the possibility of a change in ownership of the Bank and possible affect thereof on his employment with the Bank; and

     WHEREAS, the Bank wishes to mitigate the fears of the Executive regarding a potential Bank ownership change, so as to avoid any negative effect on his performance of services to the Bank, and in that interest the Bank desires to afford certain protection to the Executive in the event of dismissal or substantial change in duties or compensation upon the occurrence of certain events as specified herein.

     NOW, THEREFORE, to further the above recited corporate objective, and for other good and valuable consideration, the receipt and adequacy of which each party hereby acknowledges, the Bank and the Executive agree as follows:

1. (a) If, at any time while the Executive is a full-time officer of the Bank, there is a "Change of Control" (as hereinafter defined) of the Bank or NewMil Bancorp, Inc., the Bank's sole shareholder (the "Corporation"), the Executive shall be entitled to receive a severance payment (the "Severance Amount") in consideration of services previously rendered to the Bank. The Severance Amount shall be made as a lump sum cash payment and shall be equal to the greater of the following: (A) the Executive's compensation from the Bank (the "Compensation") for services rendered for the last full calendar year immediately preceding the Change of Control, or (B) the Executive's average annual Compensation with respect to the three (3) most recent calendar years (or if the Executive has been employed by the Bank for less than three (3) years, for so many full calendar years employed by the Bank) ending before the date on which the Change of Control occurs. Compensation as described above shall include the amount of base salary and bonus, if any, paid to the Executive for services rendered for the time period in question, including any and all of said amounts as may have been deferred by the Executive under Bank deferral plans, if any, and shall include long-term compensation which, by its terms, is accelerated upon a Change of Control or, if not, shall by this Agreement be so accelerated and determined as the present value (determined at the discount rate provided in Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended, or its successor provision) of any cash or non-cash long-term incentive compensation (whether in the form of performance units or otherwise) previously awarded to the Executive but not yet paid, measured at the time of award with the assumption that the award would be 100% earned over the performance period.
     Notwithstanding the provisions hereof, in no event shall the Severance Amount (taken together with all other payments, rights, options and benefits payable to the Executive under this or any other agreement or arrangement which is payable contingent upon a change in the ownership or effective control of the Bank or the Corporation, as contemplated by Section 280G) exceed one dollar ($1.00) less than an aggregate amount which would cause all or any portion of the Severance Amount to be deemed an "excess parachute payment" under Section 280G.

     (b) Payment under this Section 1 shall be paid in full within ninety (90) days following the date of the Change of Control and shall not be reduced by any compensation which the Executive may receive from the Bank or from other employment with another employer should Executive's employment with the Bank terminate.

     (c)  "Change of Control" shall mean:

          (1) a merger, acquisition, consolidation, sale of assets or other reorganization to which the Bank or the Corporation is a party, as a consequence of which members of the Bank's or the Corporation's Board of Directors in office immediately prior to such transaction constitute less than a majority of the Board of Directors of the reorganized or successor institution immediately thereafter;

          (2) a proxy contest to which the Corporation is a party, as a consequence of which members of the Corporation's Board of Directors in office immediately prior to such event constitute less than a majority of the Board of Directors thereafter; or

          (3) an event or events occurring after the date hereof as a result of which any Person (as hereinafter defined) is or becomes the Beneficial Owner (as hereinafter defined), directly or indirectly, of 50% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Corporation's Board of Directors in office immediately prior to such Person attaining such percentage interest.

          A "Change of Control" shall be deemed not to have occurred if such event is mandated or directed by a regulatory body having jurisdiction over the Bank's or Corporation's operations.

          "Person" shall have the meaning of such term as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act"). "Beneficial Owner" shall have the definition of such term as defined in Rule 13d-3 under the Act. The filing of a Form 13D or 13G by a Person shall not in and of itself be deemed a Change of Control.

     (d) If, after a Change of Control of the Corporation or the Bank, the Executive incurs any fees and expenses of counsel to enforce this Agreement, the Bank agrees to pay such fees and expenses to the Executive. The Executive's choice of counsel and his decision to retain counsel shall be in his discretion, provided any such fees and expenses must be reasonable.

     (e) Notwithstanding any other provision of this Agreement or of any other agreement, understanding or compensation plan, the Bank shall not be obligated to pay any amounts the payment of which violate restrictions imposed, or which may in the future be imposed, on such payments by the Bank pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, or any regulations or orders which are or may be promulgated thereunder; nor shall any payments be made which would constitute an "unsafe or unsound banking practice" pursuant to 12 U.S.C. Section 1818(b).

     (f) It is expressly understood and agreed that payment of the Severance Amount may not include amounts which are deemed to be "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. The calculation of the maximum Severance Amount shall be performed by the Bank's independent auditing firm at the time of Change of Control, or such other qualified party in the Bank's discretion; provided that , if the maximum Severance Amount so determined is later challenged successfully by Executive, by court decision or negotiation with the Bank, the Bank shall be additionally liable for all costs and expenses incurred by Executive in that challenge, including reasonable attorney fees.

     (g) This Agreement shall survive and continue for as long as the Executive is a full-time officer of the Bank or the Corporation.

     (h) This Agreement does not constitute an agreement for the employment of the Executive and shall not give the Executive any right to be retained in the service or employ of the Bank. The Bank retains the right to discharge the Executive at any time at will, with or without cause, as if this Agreement had never been entered into; provided, however, that upon any such termination and discharge following a Change in Control, the Executive shall be entitled to the benefits of this Agreement, if any, payable or to be provided in connection with such termination.

2. This Agreement contains the entire agreement between the parties with respect to the subject matter herein, and there are no other representations, warranties, conditions or agreements relating to the subject matter of this Agreement.

3. This Agreement may not be changed orally but only by an agreement in writing duly executed on behalf of the party against which enforcement of any waiver, change, modification, consent or discharge is sought.

4. This Agreement shall be binding upon and inure to the benefit of the Bank and the Executive and their respective successors, assigns, heirs and legal representatives. Without otherwise limiting the foregoing, "Bank" as used herein shall refer to any successor institution whether by merger, consolidation, acquisition or otherwise.

5. Each of the parties agrees to execute all further instruments and documents and to take all further action as the other party may reasonably request in order to effectuate the terms and purposes of this Agreement.

6. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

7. This Agreement shall be construed pursuant to and in accordance with the laws of the State of Connecticut.

8. If any term or provision of this Agreement is held or deemed to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                         NEW MILFORD SAVINGS BANK


                         By ____________________________
                            Anthony J. Nania
                            Chairman


                         EXECUTIVE

                         _______________________________
                         Thomas W. Grant



                      CHANGE IN CONTROL AGREEMENT


     THIS CHANGE IN CONTROL AGREEMENT (the "Agreement"), made as of
                   1996, by and between NEW MILFORD SAVINGS BANK, a banking corporation organized and existing by virtue of the laws of the State of Connecticut (the "Bank"), and B. Ian McMahon (the "Executive").

     WHEREAS, the Executive is currently rendering services to the Bank;

     WHEREAS, the Bank considers the performance and dedication of its management team to be significant for its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Bank;

     WHEREAS, the banking industry is a dynamic one with independent public institutions subject to unexpected changes in ownership;

     WHEREAS, the performance by the Executive of services to the Bank may be negatively affected by his uncertainty over the possibility of a change in ownership of the Bank and possible affect thereof on his employment with the Bank; and

     WHEREAS, the Bank wishes to mitigate the fears of the Executive regarding a potential Bank ownership change, so as to avoid any negative effect on his performance of services to the Bank, and in that interest the Bank desires to afford certain protection to the Executive in the event of dismissal or substantial change in duties or compensation upon the occurrence of certain events as specified herein.

     NOW, THEREFORE, to further the above recited corporate objective, and for other good and valuable consideration, the receipt and adequacy of which each party hereby acknowledges, the Bank and the Executive agree as follows:

1. (a) If, at any time while the Executive is a full-time officer of the Bank, there is a "Change of Control" (as hereinafter defined) of the Bank or NewMil Bancorp, Inc., the Bank's sole shareholder (the "Corporation"), the Executive shall be entitled to receive a severance payment (the "Severance Amount") in consideration of services previously rendered to the Bank. The Severance Amount shall be made as a lump sum cash payment and shall be equal to the greater of the following: (A) the Executive's compensation from the Bank (the "Compensation") for services rendered for the last full calendar year immediately preceding the Change of Control, or (B) the Executive's average annual Compensation with respect to the three (3) most recent calendar years (or if the Executive has been employed by the Bank for less than three (3) years, for so many full calendar years employed by the Bank) ending before the date on which the Change of Control occurs. Compensation as described above shall include the amount of base salary and bonus, if any, paid to the Executive for services rendered for the time period in question, including any and all of said amounts as may have been deferred by the Executive under Bank deferral plans, if any, and shall include long-term compensation which, by its terms, is accelerated upon a Change of Control or, if not, shall by this Agreement be so accelerated and determined as the present value (determined at the discount rate provided in Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended, or its successor provision) of any cash or non-cash long-term incentive compensation (whether in the form of performance units or otherwise) previously awarded to the Executive but not yet paid, measured at the time of award with the assumption that the award would be 100% earned over the performance period.
     Notwithstanding the provisions hereof, in no event shall the Severance Amount (taken together with all other payments, rights, options and benefits payable to the Executive under this or any other agreement or arrangement which is payable contingent upon a change in the ownership or effective control of the Bank or the Corporation, as contemplated by Section 280G) exceed one dollar ($1.00) less than an aggregate amount which would cause all or any portion of the Severance Amount to be deemed an "excess parachute payment" under Section 280G.

     (b) Payment under this Section 1 shall be paid in full within ninety (90) days following the date of the Change of Control and shall not be reduced by any compensation which the Executive may receive from the Bank or from other employment with another employer should Executive's employment with the Bank terminate.

     (c)  "Change of Control" shall mean:

          (1) a merger, acquisition, consolidation, sale of assets or other reorganization to which the Bank or the Corporation is a party, as a consequence of which members of the Bank's or the Corporation's Board of Directors in office immediately prior to such transaction constitute less than a majority of the Board of Directors of the reorganized or successor institution immediately thereafter;

          (2) a proxy contest to which the Corporation is a party, as a consequence of which members of the Corporation's Board of Directors in office immediately prior to such event constitute less than a majority of the Board of Directors thereafter; or

          (3) an event or events occurring after the date hereof as a result of which any Person (as hereinafter defined) is or becomes the Beneficial Owner (as hereinafter defined), directly or indirectly, of 50% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Corporation's Board of Directors in office immediately prior to such Person attaining such percentage interest.

          A "Change of Control" shall be deemed not to have occurred if such event is mandated or directed by a regulatory body having jurisdiction over the Bank's or Corporation's operations.

          "Person" shall have the meaning of such term as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act"). "Beneficial Owner" shall have the definition of such term as defined in Rule 13d-3 under the Act. The filing of a Form 13D or 13G by a Person shall not in and of itself be deemed a Change of Control.

     (d) If, after a Change of Control of the Corporation or the Bank, the Executive incurs any fees and expenses of counsel to enforce this Agreement, the Bank agrees to pay such fees and expenses to the Executive. The Executive's choice of counsel and his decision to retain counsel shall be in his discretion, provided any such fees and expenses must be reasonable.

     (e) Notwithstanding any other provision of this Agreement or of any other agreement, understanding or compensation plan, the Bank shall not be obligated to pay any amounts the payment of which violate restrictions imposed, or which may in the future be imposed, on such payments by the Bank pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, or any regulations or orders which are or may be promulgated thereunder; nor shall any payments be made which would constitute an "unsafe or unsound banking practice" pursuant to 12 U.S.C. Section 1818(b).

     (f) It is expressly understood and agreed that payment of the Severance Amount may not include amounts which are deemed to be "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. The calculation of the maximum Severance Amount shall be performed by the Bank's independent auditing firm at the time of Change of Control, or such other qualified party in the Bank's discretion; provided that , if the maximum Severance Amount so determined is later challenged successfully by Executive, by court decision or negotiation with the Bank, the Bank shall be additionally liable for all costs and expenses incurred by Executive in that challenge, including reasonable attorney fees.

     (g) This Agreement shall survive and continue for as long as the Executive is a full-time officer of the Bank or the Corporation.

     (h) This Agreement does not constitute an agreement for the employment of the Executive and shall not give the Executive any right to be retained in the service or employ of the Bank. The Bank retains the right to discharge the Executive at any time at will, with or without cause, as if this Agreement had never been entered into; provided, however, that upon any such termination and discharge following a Change in Control, the Executive shall be entitled to the benefits of this Agreement, if any, payable or to be provided in connection with such termination.

2. This Agreement contains the entire agreement between the parties with respect to the subject matter herein, and there are no other representations, warranties, conditions or agreements relating to the subject matter of this Agreement.

3. This Agreement may not be changed orally but only by an agreement in writing duly executed on behalf of the party against which enforcement of any waiver, change, modification, consent or discharge is sought.

4. This Agreement shall be binding upon and inure to the benefit of the Bank and the Executive and their respective successors, assigns, heirs and legal representatives. Without otherwise limiting the foregoing, "Bank" as used herein shall refer to any successor institution whether by merger, consolidation, acquisition or otherwise.

5. Each of the parties agrees to execute all further instruments and documents and to take all further action as the other party may reasonably request in order to effectuate the terms and purposes of this Agreement.

6. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

7. This Agreement shall be construed pursuant to and in accordance with the laws of the State of Connecticut.

8. If any term or provision of this Agreement is held or deemed to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                         NEW MILFORD SAVINGS BANK


                         By ___________________________
                            Anthony J. Nania
                            Chairman


                         EXECUTIVE

                         ______________________________
                         B. Ian McMahon



                      CHANGE IN CONTROL AGREEMENT


     THIS CHANGE IN CONTROL AGREEMENT (the "Agreement"), made as of
                   1996, by and between NEW MILFORD SAVINGS BANK, a banking corporation organized and existing by virtue of the laws of the State of Connecticut (the "Bank"), and Terrence J. Shannon (the "Executive").

     WHEREAS, the Executive is currently rendering services to the Bank;

     WHEREAS, the Bank considers the performance and dedication of its management team to be significant for its overall corporate strategy and to be essential to protecting and enhancing the best interests of the Bank;

     WHEREAS, the banking industry is a dynamic one with independent public institutions subject to unexpected changes in ownership;

     WHEREAS, the performance by the Executive of services to the Bank may be negatively affected by his uncertainty over the possibility of a change in ownership of the Bank and possible affect thereof on his employment with the Bank; and

     WHEREAS, the Bank wishes to mitigate the fears of the Executive regarding a potential Bank ownership change, so as to avoid any negative effect on his performance of services to the Bank, and in that interest the Bank desires to afford certain protection to the Executive in the event of dismissal or substantial change in duties or compensation upon the occurrence of certain events as specified herein.

     NOW, THEREFORE, to further the above recited corporate objective, and for other good and valuable consideration, the receipt and adequacy of which each party hereby acknowledges, the Bank and the Executive agree as follows:

1. (a) If, at any time while the Executive is a full-time officer of the Bank, there is a "Change of Control" (as hereinafter defined) of the Bank or NewMil Bancorp, Inc., the Bank's sole shareholder (the "Corporation"), the Executive shall be entitled to receive a severance payment (the "Severance Amount") in consideration of services previously rendered to the Bank. The Severance Amount shall be made as a lump sum cash payment and shall be equal to the greater of the following: (A) the Executive's compensation from the Bank (the "Compensation") for services rendered for the last full calendar year immediately preceding the Change of Control, or (B) the Executive's average annual Compensation with respect to the three (3) most recent calendar years (or if the Executive has been employed by the Bank for less than three (3) years, for so many full calendar years employed by the Bank) ending before the date on which the Change of Control occurs. Compensation as described above shall include the amount of base salary and bonus, if any, paid to the Executive for services rendered for the time period in question, including any and all of said amounts as may have been deferred by the Executive under Bank deferral plans, if any, and shall include long-term compensation which, by its terms, is accelerated upon a Change of Control or, if not, shall by this Agreement be so accelerated and determined as the present value (determined at the discount rate provided in Section 280G(d)(4) of the Internal Revenue Code of 1986, as amended, or its successor provision) of any cash or non-cash long-term incentive compensation (whether in the form of performance units or otherwise) previously awarded to the Executive but not yet paid, measured at the time of award with the assumption that the award would be 100% earned over the performance period.
     Notwithstanding the provisions hereof, in no event shall the Severance Amount (taken together with all other payments, rights, options and benefits payable to the Executive under this or any other agreement or arrangement which is payable contingent upon a change in the ownership or effective control of the Bank or the Corporation, as contemplated by Section 280G) exceed one dollar ($1.00) less than an aggregate amount which would cause all or any portion of the Severance Amount to be deemed an "excess parachute payment" under Section 280G.

     (b) Payment under this Section 1 shall be paid in full within ninety (90) days following the date of the Change of Control and shall not be reduced by any compensation which the Executive may receive from the Bank or from other employment with another employer should Executive's employment with the Bank terminate.

     (c)  "Change of Control" shall mean:

          (1) a merger, acquisition, consolidation, sale of assets or other reorganization to which the Bank or the Corporation is a party, as a consequence of which members of the Bank's or the Corporation's Board of Directors in office immediately prior to such transaction constitute less than a majority of the Board of Directors of the reorganized or successor institution immediately thereafter;

          (2) a proxy contest to which the Corporation is a party, as a consequence of which members of the Corporation's Board of Directors in office immediately prior to such event constitute less than a majority of the Board of Directors thereafter; or

          (3) an event or events occurring after the date hereof as a result of which any Person (as hereinafter defined) is or becomes the Beneficial Owner (as hereinafter defined), directly or indirectly, of 50% or more of the combined voting power of the Corporation's then outstanding securities without the prior approval of at least two-thirds of the members of the Corporation's Board of Directors in office immediately prior to such Person attaining such percentage interest.

          A "Change of Control" shall be deemed not to have occurred if such event is mandated or directed by a regulatory body having jurisdiction over the Bank's or Corporation's operations.

          "Person" shall have the meaning of such term as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Act"). "Beneficial Owner" shall have the definition of such term as defined in Rule 13d-3 under the Act. The filing of a Form 13D or 13G by a Person shall not in and of itself be deemed a Change of Control.

     (d) If, after a Change of Control of the Corporation or the Bank, the Executive incurs any fees and expenses of counsel to enforce this Agreement, the Bank agrees to pay such fees and expenses to the Executive. The Executive's choice of counsel and his decision to retain counsel shall be in his discretion, provided any such fees and expenses must be reasonable.

     (e) Notwithstanding any other provision of this Agreement or of any other agreement, understanding or compensation plan, the Bank shall not be obligated to pay any amounts the payment of which violate restrictions imposed, or which may in the future be imposed, on such payments by the Bank pursuant to Section 18(k)(1) of the Federal Deposit Insurance Act, or any regulations or orders which are or may be promulgated thereunder; nor shall any payments be made which would constitute an "unsafe or unsound banking practice" pursuant to 12 U.S.C. Section 1818(b).

     (f) It is expressly understood and agreed that payment of the Severance Amount may not include amounts which are deemed to be "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. The calculation of the maximum Severance Amount shall be performed by the Bank's independent auditing firm at the time of Change of Control, or such other qualified party in the Bank's discretion; provided that , if the maximum Severance Amount so determined is later challenged successfully by Executive, by court decision or negotiation with the Bank, the Bank shall be additionally liable for all costs and expenses incurred by Executive in that challenge, including reasonable attorney fees.

     (g) This Agreement shall survive and continue for as long as the Executive is a full-time officer of the Bank or the Corporation.

     (h) This Agreement does not constitute an agreement for the employment of the Executive and shall not give the Executive any right to be retained in the service or employ of the Bank. The Bank retains the right to discharge the Executive at any time at will, with or without cause, as if this Agreement had never been entered into; provided, however, that upon any such termination and discharge following a Change in Control, the Executive shall be entitled to the benefits of this Agreement, if any, payable or to be provided in connection with such termination.

2. This Agreement contains the entire agreement between the parties with respect to the subject matter herein, and there are no other representations, warranties, conditions or agreements relating to the subject matter of this Agreement.

3. This Agreement may not be changed orally but only by an agreement in writing duly executed on behalf of the party against which enforcement of any waiver, change, modification, consent or discharge is sought.

4. This Agreement shall be binding upon and inure to the benefit of the Bank and the Executive and their respective successors, assigns, heirs and legal representatives. Without otherwise limiting the foregoing, "Bank" as used herein shall refer to any successor institution whether by merger, consolidation, acquisition or otherwise.

5. Each of the parties agrees to execute all further instruments and documents and to take all further action as the other party may reasonably request in order to effectuate the terms and purposes of this Agreement.

6. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

7. This Agreement shall be construed pursuant to and in accordance with the laws of the State of Connecticut.

8. If any term or provision of this Agreement is held or deemed to be invalid or unenforceable, in whole or in part, by a court of competent jurisdiction, such term or provision shall be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

                         NEW MILFORD SAVINGS BANK


                         By ___________________________
                            Anthony J. Nania
                            Chairman


                         EXECUTIVE

                         ________________________________
                         Terrence J. Shannon